SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2010

FEDFIRST FINANCIAL CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Maryland	333-165437	80-0578993
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

Donner at Sixth Street, Monessen, Pennsylvania 15062
(Address of principal executive offices) (Zip Code)

(724) 684-6800
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On September 21, 2010, FedFirst Financial Corporation, a Maryland corporation (“FedFirst Financial” or the “Company”), completed the “second step” conversion of First Federal Savings Bank (the “Bank”) from the mutual holding company to the stock holding company form of organization (the “Conversion”) pursuant to a Plan of Conversion and Reorganization (the “Plan”).  Upon completion of the Conversion, FedFirst Financial became the holding company for the Bank and owns all of the issued and outstanding shares of the Bank’s common stock.  In connection with the Conversion, 1,722,185 shares of common stock, par value $0.01 per share, of FedFirst Financial (the “Common Stock”) were sold in subscription, community and syndicated community offerings to certain depositors and borrowers of the Bank and other investors for $10.00 per share, or $17.2 million in the aggregate (collectively, the “Offerings”).  In addition and in accordance with the Plan, approximately 1,270,712 shares of Common Stock (without taking into consideration cash issued in lieu of fractional shares) were issued in exchange for the outstanding shares of common stock of FedFirst Financial Corporation, the former mid-tier holding company for the Bank, held by persons other than FedFirst Financial Mutual Holding Company.  Each share of common stock of the former FedFirst Financial Corporation was converted into the right to receive 0.4735 shares of Common Stock in the Conversion.

The Common Stock issued in the Offerings and the Conversion was registered under the Securities Act of 1933, as amended, pursuant to a registration statement on Form S-1 (File No. 333-165437) filed initially with the Securities and Exchange Commission (“SEC”) on March 12, 2010, as amended, and declared effective by the SEC on May 14, 2010 and the post-effective amendment No. 1 to the Form S-1, as declared effective by the Commission on August 5, 2010 (collectively, the “Form S-1”).

The Common Stock is deemed registered under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as the successor to FedFirst Financial Corporation pursuant to subsection (a) of Rule 12g-3 promulgated under the Exchange Act.  The description of the Common Stock set forth under the heading “Description of New FedFirst Financial Capital Stock” in the prospectus included in the Form S-1 is incorporated herein by reference.

For additional information, reference is made to the Company’s press release, dated September 21, 2010, included as Exhibit 99.1 to this report and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

Exhibit                                Description

99.1                      Press release dated September 21, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

FEDFIRST FINANCIAL CORPORATION

Date: September 21, 2010	By:	/s/ Patrick G. O’Brien
                                Patrick G. O’Brien
                               President and Chief Executive Officer